UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

July 30, 2002
Date of Report (Date of earliest event reported)

EXABYTE CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	0-18033	84-0988566
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1685 38th Street
Boulder, Colorado 80301
(Address of principal executive offices)

(303) 442-4333
Registrant's telephone number, including area code

INFORMATION TO BE INCLUDED IN THE REPORT

Item 5. Other Events

Exabyte is filing its press release, dated July 30, 2002, announcing stockholder approval of its Series I preferred stock transactions, to shareholders as an Exhibit to this Form 8-K.

Item 7. Financial Statements and Exhibits
Exhibit	Description
99.1	Press Release, dated July 30, 2002, Exabyte Shareholders Approve Series I Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

EXABYTE CORPORATION
(Registrant)
Date	August 2, 2002	By	/s/ Stephen F. Smith
Stephen F. Smith
Vice President, General Counsel & Secretary

INDEX TO EXHIBITS

Exhibit	Description
99.1	Press Release, dated July 30, 2002, Exabyte Shareholders Approve Series I Agreement